                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            X SHARES
                            MONEY MARKET FUNDS
                            TREASURY

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS

EXAMPLE:
      SINCE INCEPTION:  (03/30/84 TO 02/28/97):
                        (2,131.5 /1000 to the power of (1/(4718 /365))-1) = 6.03%
      ONE YEAR:         (02/29/96 TO 02/28/97):
                        (        1,046.9 /1000 to the power of (1/(365 /365))-1) = 4.69%
      FIVE YEAR:        (02/29/92 TO 02/28/97):
                        (       1,216.7 /1000 to the power of (1/(1825 /365))-1) = 4.00%
      TEN YEAR:         (02/28/87 TO 02/28/97):
                        (       1,703.3 /1000 to the power of (1/(3650 /365))-1) = 5.47%

AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

      YEAR TO DATE:     (12/31/96 TO 02/28/97):
                        (1,007.4 /1,000) - 1 = 0.74%
      QUARTERLY:        (11/30/96 TO 02/28/97):
                        (1,011.3 /1,000) - 1 = 1.13%
      MONTHLY:          (01/31/97 TO 02/28/97):
                        (1,003.5 /1,000) - 1 = 0.35%

                             THE PACIFIC HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             HORIZON SHARES
                             MONEY MARKET FUNDS
                             PRIME

     AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     T = (ERV/P) to the power of 1/N - 1

     WHERE:       T =       TOTAL RETURN

                  ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                  N =       NUMBER OF YEARS

     EXAMPLE:

       SINCE INCEPTION:     ( 07/10/87 TO 02/28/97 ):
                            (  1,773.5 /1000 to the power of (1/(   3521 /365))-1) =    6.12%
       ONE YEAR:            ( 02/29/96 TO 02/28/97 ):
                            (  1,053.4 /1000 to the power of (1/(    365 /365))-1) =    5.34%
       FIVE YEAR:           ( 02/29/92 TO 02/28/97 ):
                            (  1,250.4 /1000 to the power of (1/(   1825 /365))-1) =    4.57%


                             THE PACIFIC HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             HORIZON SHARES
                             MONEY MARKET FUNDS
                             TREASURY

     AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     T = (ERV/P) to the power of 1/N - 1

     WHERE:       T =       TOTAL RETURN

                  ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                  N =       NUMBER OF YEARS

     EXAMPLE:

       SINCE INCEPTION:     ( 07/10/87 TO 02/28/97 ):
                            (  1,727.3 /1000 to the power of (1/(  3521 /365))-1) =      5.83%
       ONE YEAR:            ( 02/29/96 TO 02/28/97 ):
                            (  1,052.1 /1000 to the power of (1/(   365 /365))-1) =      5.21%
       FIVE YEAR:           ( 02/29/92 TO 02/28/97 ):
                            (  1,238.4 /1000 to the power of (1/(  1825 /365))-1) =      4.37%



                             THE PACIFIC HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             HORIZON SHARES
                             MONEY MARKET FUNDS
                             GOVERNMENT

     AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     T = (ERV/P) to the power of 1/N - 1

     WHERE:       T =       TOTAL RETURN

                  ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                  N =       NUMBER OF YEARS

     EXAMPLE:

       SINCE INCEPTION:     ( 06/14/93 TO 02/28/97 ):
                            (  1,190.5 /1000 to the power of (1/(  1355 /365))-1) =       4.81%
       ONE YEAR:            ( 02/29/96 TO 02/28/97 ):
                            (  1,052.5 /1000 to the power of (1/(   365 /365))-1) =       5.25%



                             THE PACIFIC HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             HORIZON SHARES
                             MONEY MARKET FUNDS
                             TREASURY ONLY

     AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     T = (ERV/P) to the power of 1/N - 1

     WHERE:       T =       TOTAL RETURN

                  ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                  N =       NUMBER OF YEARS

     EXAMPLE:

       SINCE INCEPTION:     ( 09/20/95 TO 02/28/97 ):
                            (  1,074.1 /1000 to the power of (1/(   527 /365))-1) =       5.08%
       ONE YEAR:            ( 02/29/96 TO 02/28/97 ):
                            (  1,050.2 /1000 to the power of (1/(   365 /365))-1) =       5.02%



                             THE PACIFIC HORIZON FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             HORIZON SHARES
                             MONEY MARKET FUNDS
                             TAX-EXEMPT MONEY

     AVERAGE ANNUAL TOTAL RETURN
     --------------------------------------

     T = (ERV/P) to the power of 1/N - 1

     WHERE:       T =       TOTAL RETURN

                  ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                  N =       NUMBER OF YEARS

     EXAMPLE:

       SINCE INCEPTION:     ( 07/10/87 TO 02/28/97 ):
                            (  1,474.8 /1000 to the power of (1/(   3521 /365))-1) =      4.11%
       ONE YEAR:            ( 02/29/96 TO 02/28/97 ):
                            (  1,032.7 /1000 to the power of (1/(    365 /365))-1) =      3.27%
       FIVE YEAR:           ( 02/29/92 TO 02/28/97 ):
                            (  1,157.0 /1000 to the power of (1/(   1825 /365))-1) =      2.96%



                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            HORIZON SERVICE SHARES
                            MONEY MARKET FUNDS
                            PRIME

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:  *

  SINCE INCEPTION:      (02/18/88 TO 02/28/97):
                        (1,662.9 /1000 to the power of (1/(3298 /365))-1) = 5.79%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,050.8 /1000 to the power of (1/(365 /365))-1) = 5.08%
  FIVE YEAR:            (03/01/92 TO 02/28/97):
                        (       1,234.9 /1000 to the power of (1/(1825 /365))-1) = 4.31%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            HORIZON SERVICE SHARES
                            MONEY MARKET FUNDS
                            TREASURY

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (02/18/88 TO 02/28/97):
                        (1,628.0 /1000 to the power of (1/(3299 /365))-1) = 5.54%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        ( 1,049.7 /1000 to the power of (1/(365 /365))-1) = 4.97%
  FIVE YEAR:            (03/01/92 TO 02/28/97):
                        (1,223.1 /1000 to the power of (1/(1825 /365))-1) = 4.11%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            HORIZON SERVICE SHARES
                            MONEY MARKET FUNDS
                            CALIFORNIA TAX-EXEMPT

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/01/93 TO 02/28/97):
                        (1,113.4 /1000 to the power of (1/(1461 /365))-1) = 2.72%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        ( 1,029.5 /1000 to the power of (1/(365 /365))-1) = 2.95%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            HORIZON SERVICE SHARES
                            MONEY MARKET FUNDS
                            GOVERNMENT

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/01/93 TO 02/28/97):
                        (1,190.4 /1000 to the power of (1/(1461 /365))-1) = 4.45%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        ( 1,049.8 /1000 to the power of (1/(365 /365))-1) = 4.98%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            HORIZON SERVICE SHARES
                            MONEY MARKET FUNDS
                            TREASURY ONLY

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/01/93 TO 02/28/97):
                        (1,176.8 /1000 to the power of (1/(1461 /365))-1) = 4.15%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        ( 1,047.5 /1000 to the power of (1/(365 /365))-1) = 4.75%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            HORIZON SERVICE SHARES
                            MONEY MARKET FUNDS
                            TAX-EXEMPT MONEY

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (02/18/88 TO 02/28/97):
                        (1,400.9 /1000 to the power of (1/(3299 /365))-1) = 3.80%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        ( 1,030.1 /1000 to the power of (1/(365 /365))-1) = 3.01%
  FIVE YEAR:            (03/01/92 TO 02/28/97):
                        (1,142.5 /1000 to the power of (1/(1825 /365))-1) = 2.70%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            X SHARES
                            MONEY MARKET FUNDS
                            PRIME

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/30/84 TO 02/28/97):
                        (2,194.7 /1000 to the power of (1/(4718 /365))-1) = 6.27%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,048.3 /1000 to the power of (1/(365 /365))-1) = 4.83%
  FIVE YEAR:            (02/29/92 TO 02/28/97):
                        (       1,228.4 /1000 to the power of (1/(1825 /365))-1) = 4.20%
  TEN YEAR:             (02/28/87 TO 02/28/97):
                        (       1,750.7 /1000 to the power of (1/(3650 /365))-1) = 5.76%

AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:         (12/31/96 TO 02/28/97):
                        (1,007.6 /1,000) - 1 = 0.76%
  QUARTERLY:            (11/30/96 TO 02/28/97):
                        (1,011.7 /1,000) - 1 = 1.17%
  MONTHLY:              (01/31/97 TO 02/28/97):
                        (1,003.6 /1,000) - 1 = 0.36%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            PACIFIC HORIZON SHARES
                            MONEY MARKET FUNDS
                            GOVERNMENT

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/01/93 TO 02/28/97):
                        (1,186.6 /1000 to the power of (1/(1460 /365))-1) = 4.37%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,049.1 /1000 to the power of (1/(365 /365))-1) = 4.91%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            PACIFIC HORIZON SHARES
                            MONEY MARKET FUNDS
                            TREASURY ONLY

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/01/93 TO 02/28/97):
                        (1,172.1 /1000 to the power of (1/(1460 /365))-1) = 4.05%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,046.8 /1000 to the power of (1/(365 /365))-1) = 4.68%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            PACIFIC HORIZON SHARES
                            MONEY MARKET FUNDS
                            PRIME

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/30/84 TO 02/28/97):
                        (2,200.0 /1000 to the power of (1/(4718 /365))-1) = 6.29%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,050.1 /1000 to the power of (1/(365 /365))-1) = 5.01%
  FIVE YEAR:            (02/29/92 TO 02/28/97):
                        (       1,230.8 /1000 to the power of (1/(1825 /365))-1) = 4.24%
  TEN YEAR:             (02/28/87 TO 02/28/97):
                        (       1,754.0 /1000 to the power of (1/(3650 /365))-1) = 5.78%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            PACIFIC HORIZON SHARES
                            MONEY MARKET FUNDS
                            TREASURY

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (03/30/84 TO 02/28/97):
                        (2,136.7 /1000 to the power of (1/(4718 /365))-1) = 6.05%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,048.7 /1000 to the power of (1/(365 /365))-1) = 4.87%
  FIVE YEAR:            (02/29/92 TO 02/28/97):
                        (       1,218.4 /1000 to the power of (1/(1825 /365))-1) = 4.03%
  TEN YEAR:             (02/28/87 TO 02/28/97):
                        (       1,706.5 /1000 to the power of (1/(3650 /365))-1) = 5.49%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            PACIFIC HORIZON SHARES
                            MONEY MARKET FUNDS
                            CALIFORNIA TAX-EXEMPT

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (12/06/89 TO 02/28/97):
                        (1,251.6 /1000 to the power of (1/(2641 /365))-1) = 3.15%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,028.8 /1000 to the power of (1/(365 /365))-1) = 2.88%
  FIVE YEAR:            (02/29/92 TO 02/28/97):
                        (       1,135.3 /1000 to the power of (1/(1825 /365))-1) = 2.57%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            PACIFIC HORIZON SHARES
                            MONEY MARKET FUNDS
                            TAX-EXEMPT MONEY

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:      (07/09/93 TO 02/28/97):
                        (1,104.3 /1000 to the power of (1/(1330 /365))-1) = 2.76%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,029.4 /1000 to the power of (1/(365 /365))-1) = 2.94%


                            THE PACIFIC HORIZON FUNDS
                            EXHIBIT 16
                            TOTAL RETURN
                            X SHARES
                            MONEY MARKET FUNDS
                            CALIFORNIA TAX-EXEMPT

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =    NUMBER OF YEARS

EXAMPLE:


  SINCE INCEPTION:      (03/01/93 TO 02/28/97):
                        (1,112.0 /1000 to the power of (1/(1460 /365))-1) = 2.69%
  ONE YEAR:             (02/29/96 TO 02/28/97):
                        (        1,028.0 /1000 to the power of (1/(365 /365))-1) = 2.80%

AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1

WHERE:      T =    TOTAL RETURN

            ERV =  REDEEMABLE VALUE AT THE
                   END OF THE PERIOD OF A
                   HYPOTHETICAL $1,000
                   INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

            P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:         (12/31/96 TO 02/28/97):
                        (1,004.2 /1,000) - 1 = 0.42%
  QUARTERLY:            (11/30/96 TO 02/28/97):
                        (1,006.6 /1,000) - 1 = 0.66%
  MONTHLY:              (01/31/97 TO 02/28/97):
                        (1,002.0 /1,000) - 1 = 0.20%
